UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

May 12, 2026
Date of Report (Date of earliest event reported)

Sempra
(Exact name of registrant as specified in its charter)

California	1-14201	33-0732627
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

488 8th Avenue, San Diego, California 92101	(619) 696-2000
(Address of principal executive offices) (Zip Code)	(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, without par value	SRE	New York Stock Exchange
5.75% Junior Subordinated Notes Due 2079, $25 par value	SREA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2026 Annual Shareholders Meeting (the “Annual Meeting”) of Sempra (the “Company”) was held on May 12, 2026. At the Annual Meeting, the Company’s shareholders:

(1)	elected for the ensuing year all eleven of the director nominees up for election and listed below;
(2)	ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2026;
(3)	approved, on an advisory basis, the Company’s executive compensation as reported in the Company’s proxy statement for the Annual Meeting; and
(4)	did not approve a shareholder proposal requesting an independent board chairman.
Below are the final voting results for each matter voted on at the Annual Meeting, as certified by the Company’s inspector of election at such meeting.

Proposal 1: Election of Directors

Nominees	Votes For	% of Votes Cast	Votes Against	% of Votes Cast	Abstentions	Broker Non-Votes
Andrés Conesa	530,490,966	96.88	17,103,152	3.12	509,686	36,862.423
Pablo A. Ferrero	533,945,095	97.52	13,589,907	2.48	568,802	36,862.423
Jennifer M. Kirk	546,392,474	99.78	1,216,994	0.22	494,336	36,862.423
Richard J. Mark	542,116,893	99.01	5,421,949	0.99	564,962	36,862.423
Jeffrey W. Martin	526,295,512	96.12	21,257,598	3.88	550,694	36,862.423
Michael N. Mears	510,209,726	93.28	36,743,303	6.72	1,150,775	36,862.423
Kevin C. Sagara	541,535,730	98.90	6,030,495	1.10	537,579	36,862.423
Jack T. Taylor	520,342,322	95.03	27,225,829	4.97	535,653	36,862.423
Cynthia J. Warner	539,940,688	98.66	7,355,288	1.34	807,828	36,862.423
Anya Weaving	545,253,466	99.57	2,347,012	0.43	503,326	36,862.423
James C. Yardley	533,446,183	97.43	14,082,600	2.57	575,021	36,862.423

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm

	Votes	% of Votes Cast
Votes For	547,934,091	93.74
Votes Against	36,570,033	6.26
Abstentions	462,103	-
Broker Non-Votes	-	-
Proposal 3: Advisory Approval of the Company’s Executive Compensation

	Votes	% of Votes Cast
Votes For	478,271,349	87.52
Votes Against	68,194,329	12.48
Abstentions	1,638,126	-
Broker Non-Votes	36,862,423	-

Proposal 4: Shareholder Proposal Requesting an Independent Board Chairman

	Votes	% of Votes Cast
Votes For	91,475,417	16.82
Votes Against	452,247,737	83.18
Abstentions	4,380,650	-
Broker Non-Votes	36,862,423	-

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEMPRA,
(Registrant)

Date: May 14, 2026	By: /s/ Dyan Z. Wold
Dyan Z. Wold Vice President, Controller and Chief Accounting Officer